Exhibit 99.1



              Certification Pursuant to Section 1350 of Chapter 63
                      of Title 18 of the United States Code


         I, H. Wayne Posey, Chief Executive Officer of InterDent, Inc., certify that (i) the Form 10-Q for the period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the period ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of InterDent, Inc.




                                                     \s\ H. WAYNE POSEY
                                                     H. Wayne Posey
                                                     Chief Executive Officer